Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

  SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended March 31, 2007. This document is dated May 8, 2007. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”)  and value of businesses acquired ("VOBA") and participating income from real estate ventures). Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired ("VOBA") and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007
Pretax Operating Income *

Life Marketing	$40,781	$51,225	$40,270	$41,913	$65,280	$40,781	$65,280
Acquisitions	19,906	18,958	32,060	33,610	32,249	19,906	32,249
Annuities	4,741	6,150	5,351	8,403	5,606	4,741	5,606
Stable Value Contracts	12,344	11,800	10,429	12,500	12,186	12,344	12,186
Asset Protection	8,738	8,904	(14,401)	6,570	10,084	8,738	10,084
Corporate & Other	11,663	6,848	(3,928)	(2,807)	1,777	11,663	1,777
Total Pretax Operating Income	$98,173	$103,885	$69,781	$100,189	$127,182	$98,173	$127,182

Balance Sheet Data

Total GAAP Assets	$28,952,024	$29,070,910	$38,805,973	$39,795,294	$39,791,832
Share Owners' Equity	$2,104,270	$2,043,711	$2,271,889	$2,313,075	$2,419,317
Share Owners' Equity (excluding accumulated other comprehensive income) **	$2,139,512	$2,193,035	$2,233,494	$2,300,644	$2,381,363

Stock Data

Closing Price	$49.74	$46.62	$45.75	$47.50	$44.04	$49.74	$44.04
Average Shares Outstanding
Basic	70,752,202	70,805,802	70,811,292	70,811,686	71,017,662	70,752,202	71,017,662
Diluted	71,559,255	71,381,677	71,355,221	71,269,472	71,487,063	71,559,255	71,487,063
* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared. See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared. See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007
REVENUES
Gross Premiums and Policy Fees	$507,694	$506,211	$637,457	$665,975	$660,824	$507,694	$660,824
Reinsurance Ceded	(280,670)	(307,769)	(371,688)	(411,088)	(370,997)	(280,670)	(370,997)
Net Premiums and Policy Fees	227,024	198,442	265,769	254,887	289,827	227,024	289,827
Net investment income	299,065	300,734	410,746	409,233	415,682	299,065	415,682
RIGL - Derivatives	13,337	(4,799)	(55,302)	25,248	(2,291)	13,337	(2,291)
RIGL - All Other Investments	5,153	14,663	78,645	5,623	13,294	5,153	13,294
Other income	48,536	53,599	62,355	66,175	76,263	48,536	76,263
Total Revenues	593,115	562,639	762,213	761,166	792,775	593,115	792,775

BENEFITS & EXPENSES
Benefits and settlement expenses	349,608	335,937	488,948	462,722	472,770	349,608	472,770
Amortization of deferred policy acquisition costs and value of businesses acquired	50,031	34,153	67,199	74,421	69,753	50,031	69,753
Other operating expenses	67,188	74,807	97,711	71,720	93,058	67,188	93,058
Interest on indebtedness - subsidiaries	4,320	3,926	5,898	6,489	8,728	4,320	8,728
Interest on indebtedness - holding company - other debt	5,565	5,383	5,198	5,746	5,737	5,565	5,737
Interest on indebtedness - holding company - hybrid securities	5,746	5,746	9,361	9,402	9,401	5,746	9,401
Total Benefits and Expenses	482,458	459,953	674,315	630,499	659,447	482,458	659,447

INCOME BEFORE INCOME TAX	110,657	102,686	87,898	130,667	133,328	110,657	133,328
Income tax expense	38,520	35,745	30,597	45,485	42,745	38,520	42,745
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$72,137	$66,941	$57,301	$85,182	$90,583	$72,137	$90,583

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.90	$0.95	$0.63	$0.91	$1.21
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.11	(0.05)	(0.49)	0.23	(0.03)
RIGL - All Other Investments, net of participating income	0.00	0.04	0.66	0.05	0.09
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.01	$0.94	$0.80	$1.19	$1.27
Average shares outstanding-diluted	71,559,255	71,381,677	71,355,221	71,269,472	71,487,063
Dividends paid	$0.195	$0.215	$0.215	$0.215	$0.215

PER SHARE DATA FOR YTD
Operating income-diluted *	$0.90	$1.85	$2.48	$3.39	$1.21	$0.90	$1.21
RIGL - Derivatives net of gains related to corp debt, investments and annuities	0.11	0.06	(0.43)	(0.20)	(0.03)	0.11	(0.03)
RIGL - All Other Investments, net of participating income	0.00	0.04	0.70	0.75	0.09	0.00	0.09
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$1.01	$1.95	$2.75	$3.94	$1.27	$1.01	$1.27
Average shares outstanding-diluted	71,559,255	71,469,976	71,431,304	71,390,513	71,487,063	71,559,255	71,487,063
Dividends paid	$0.195	$0.410	$0.625	$0.840	$0.215	$0.195	$0.215

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2006	2006	2006	2006	2007
ASSETS
Fixed maturities	$14,965,927	$14,901,325	$21,146,307	$21,367,263	$21,570,487
Equity securities	123,536	121,215	124,495	128,695	69,211
Mortgage loans	3,411,337	3,537,842	3,650,356	3,880,028	4,025,025
Investment real estate	63,858	57,059	52,263	38,918	38,828
Policy loans	456,147	454,225	835,817	839,502	822,930
Other long-term investments	269,345	290,427	290,304	310,255	167,571
Long-term investments	19,290,150	19,362,093	26,099,542	26,564,631	26,694,052
Short-term investments	833,567	734,021	1,377,210	1,381,073	1,064,768
Total investments	20,123,717	20,096,114	27,476,752	27,945,704	27,758,820
Cash	37,118	35,718	39,285	69,516	120,190
Accrued investment income	198,708	204,572	266,688	284,529	265,772
Accounts and premiums receivable	59,236	114,514	130,427	194,447	121,051
Reinsurance receivable	3,146,444	3,212,207	4,541,415	4,618,122	4,780,956
Deferred policy acquisition costs and value of businesses acquired	2,332,639	2,475,843	3,099,726	3,198,735	3,212,048
Goodwill	49,423	49,423	68,472	100,479	100,318
Property and equipment, net	45,941	44,897	44,569	43,796	42,245
Other assets	144,855	151,499	248,197	165,656	163,543
Income Tax Receivable	96,443	19,577	0	116,318	116,684
Assets Related to Separate Accounts
Variable Annuity	2,447,968	2,391,285	2,604,488	2,750,129	2,790,233
Variable Universal Life	269,532	275,261	285,954	307,863	319,972

TOTAL ASSETS	$28,952,024	$29,070,910	$38,805,973	$39,795,294	$39,791,832

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2006	2006	2006	2006	2007
LIABILITIES AND SHARE-OWNERS' EQUITY

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$11,447,516	$11,681,465	$14,761,428	$15,120,996	$15,285,420
Unearned premiums	767,074	814,739	906,542	938,934	1,020,401
Stable value product deposits	5,873,092	5,764,856	5,515,633	5,513,464	5,055,382
Annuity deposits	3,330,897	3,328,479	8,943,078	8,958,089	8,966,309
Other policyholders' funds	147,470	144,951	340,756	328,664	323,898
Securities sold under repurchase agreements	0	0	0	16,949	2,844
Other liabilities	881,146	923,900	1,110,058	1,310,145	1,227,373
Accrued income taxes	0	(2,004)	99,428	0	0
Deferred income taxes	280,219	240,774	271,894	374,486	429,481
Non-recourse funding obligations	150,000	200,000	250,000	425,000	525,000
Debt	473,032	489,532	471,132	479,132	466,532
Liabilities related to variable interest entities	442,383	435,980	435,756	420,395	421,684
Subordinated debt securities	324,743	324,743	524,743	524,743	524,743
Minority interest - subsidiaries	12,682	13,238	13,194	13,230	13,243
Liabilities related to separate accounts
Variable annuity	2,447,968	2,391,285	2,604,488	2,750,129	2,790,233
Variable universal life	269,532	275,261	285,954	307,863	319,972
Total Liabilities	26,847,754	27,027,199	36,534,084	37,482,219	37,372,515

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	441,964	443,462	441,589	438,485	440,813
Treasury stock	(12,079)	(11,968)	(11,906)	(11,796)	(11,468)
Cumulative Effect Adjustments - FAS 155 & FIN 48	0	0	0	0	2,146
Unallocated ESOP shares	(1,231)	(1,231)	(1,231)	(1,231)	(853)
Retained earnings	1,674,232	1,726,146	1,768,416	1,838,560	1,914,099
Accumulated other comprehensive income	(35,242)	(149,324)	38,395	12,431	37,954

Total Share-owners' Equity	2,104,270	2,043,711	2,271,889	2,313,075	2,419,317

TOTAL LIABILITIES AND EQUITY	$28,952,024	$29,070,910	$38,805,973	$39,795,294	$39,791,832

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$30.11	$29.23	$32.49	$33.06	$34.53
Accumulated other comprehensive income	(0.50)	(2.14)	0.55	0.18	0.54
Excluding accumulated other comprehensive income *	$30.61	$31.37	$31.94	$32.88	$33.99

Total Share-owners' Equity	$2,104,270	$2,043,711	$2,271,889	$2,313,075	$2,419,317
Accumulated other comprehensive income	(35,242)	(149,324)	38,395	12,431	37,954
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,139,512	$2,193,035	$2,233,494	$2,300,644	$2,381,363

Common shares outstanding	69,885,344	69,916,577	69,934,277	69,964,648	70,056,891
Treasury Stock shares	3,366,616	3,335,383	3,317,683	3,287,312	3,195,069

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which "Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007

CALCULATION OF NET INCOME PER SHARE
Net income	$72,137	$66,941	$57,301	$85,182	$90,583	$72,137	$90,583

Average shares outstanding-basic	70,752,202	70,805,802	70,811,292	70,811,686	71,017,662	70,752,202	71,017,662
Average shares outstanding-diluted	71,559,255	71,381,677	71,355,221	71,269,472	71,487,063	71,559,255	71,487,063

Net income per share-basic	$1.02	$0.94	$0.81	$1.21	$1.28	$1.02	$1.28
Net income per share-diluted	$1.01	$0.94	$0.80	$1.19	$1.27	$1.01	$1.27

Income from continuing operations	$72,137	$66,941	$57,301	$85,182	$90,583	$72,137	$90,583
EPS (basic)	$1.02	$0.94	$0.81	$1.21	$1.28	$1.02	$1.28
EPS (diluted)	$1.01	$0.94	$0.80	$1.19	$1.27	$1.01	$1.27

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE
RIGL - Derivatives	$13,337	$(4,799)	$(55,302)	$25,248	$(2,291)	$13,337	$(2,291)
Derivative Gains related to Corporate Debt and Investments	(1,331)	(674)	(654)	(77)	(257)	(1,331)	(257)
Derivative Gains related to Annuities	651	(672)	1,808	960	(254)	651	(254)
RIGL - All Other Investments, net of participating income	(173)	6,495	78,645	5,623	10,144	(173)	10,144
Related amortization of DAC & VOBA	0	(1,549)	(6,379)	(1,276)	(1,196)	0	(1,196)
	12,484	(1,199)	18,118	30,478	6,146	12,484	6,146
Tax effect	(4,369)	419	(6,341)	(10,667)	(2,151)	(4,369)	(2,151)
	$8,115	$(780)	$11,777	$19,811	$3,995	$8,115	$3,995

RIGL - Derivatives per share-diluted	$0.11	$(0.05)	$(0.49)	$0.23	$(0.03)	$0.11	$(0.03)
RIGL - All Other Investments per share-diluted	$-	$0.04	$0.66	$0.05	$0.09	$-	$0.09

OPERATING INCOME PER SHARE *
Net income per share-diluted	$1.01	$0.94	$0.80	$1.19	$1.27	$1.01	$1.27
Discontinued operations	-	-	-	-	-	-	-
RIGL - Derivatives per share-diluted	0.11	(0.05)	(0.49)	0.23	(0.03)	0.11	(0.03)
RIGL - All Other Investments, net of participating income per share-diluted	0.00	0.04	0.66	0.05	0.09	0.00	0.09
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.90	$0.95	$0.63	$0.91	$1.21	$0.90	$1.21

NET OPERATING INCOME *
Net income	$72,137	$66,941	$57,301	$85,182	$90,583	$72,137	$90,583
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	8,227	(3,994)	(35,197)	16,985	(1,822)	8,227	(1,822)
RIGL - All Other Investments net of tax, amortization, and participating income	(113)	3,216	46,972	2,826	5,816	(113)	5,816
Discontinued operations	0	0	0	0	0	0	0
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$64,023	$67,719	$45,526	$65,371	$86,589	$64,023	$86,589

PRETAX OPERATING INCOME **
Income before income tax and discontinued operations	$110,657	$102,686	$87,898	$130,667	$133,328	$110,657	$133,328
RIGL - Derivatives	13,337	(4,799)	(55,302)	25,248	(2,291)	13,337	(2,291)
Derivative gains related to corporate debt, investments & annuities	(680)	(1,346)	1,153	883	(511)	(680)	(511)
RIGL - All Other Investments, net of participating income	(173)	6,495	78,645	5,623	10,144	(173)	10,144
Related amortization of DAC & VOBA	0	(1,549)	(6,379)	(1,276)	(1,196)	0	(1,196)
Pretax operating income	$98,173	$103,885	$69,781	$100,189	$127,182	$98,173	$127,182

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR
	2006	2006	2006	2006	2007
Total Portfolio
Fixed Income	$14,965.9	$14,901.3	$21,146.3	$21,367.3	$21,570.5
Mortgage Loans	3,411.3	3,537.8	3,650.4	3,880.0	4,025.0
Real Estate	63.9	57.1	52.3	38.9	38.8
Equities	123.5	121.2	124.5	128.7	69.2
Policy Loans	456.1	454.2	835.8	839.5	822.9
Short Term Investments	833.6	734.0	1,377.2	1,381.1	1,064.8
Other Long Term Investments	269.3	290.4	290.3	310.2	167.6
Total Invested Assets	$20,123.7	$20,096.1	$27,476.8	$27,945.7	$27,758.8

Fixed Income
Corporate Bonds	$7,054.1	$6,571.3	$10,247.2	$10,223.1	$10,796.0
Mortgage Backed Securities	6,050.9	5,900.0	8,299.4	7,870.3	8,331.8
US Govt Bonds	199.7	908.4	654.4	1,373.8	529.4
Public Utilities	1,615.9	1,477.2	1,821.0	1,784.5	1,794.4
States, Municipals and Political Subdivisions	45.0	44.1	124.0	115.3	118.6
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$14,965.9	$14,901.3	$21,146.3	$21,367.3	$21,570.5

Fixed Income - Quality
AAA	41.9%	46.0%	44.8%	46.2%	44.1%
AA	3.6%	3.4%	6.6%	6.8%	8.4%
A	16.7%	16.2%	18.5%	18.4%	19.1%
BBB	30.3%	29.6%	28.1%	27.0%	26.7%
BB or Less	7.5%	4.8%	2.0%	1.6%	1.7%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type
Retail	68.2%	68.1%	68.1%	68.3%	66.9%
Apartments	10.9%	10.6%	10.6%	10.0%	11.2%
Office Buildings	10.7%	11.2%	11.7%	11.9%	12.2%
Warehouses	8.0%	7.8%	7.2%	7.1%	7.0%
Miscellaneous	2.2%	2.3%	2.4%	2.7%	2.7%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans
60 Days Past Due	$0.0	$0.0	$0.0	$0.0	$2.0
90 Days Past Due	5.4	3.1	6.6	0.0	0.0
Renegotiated Loans	5.6	0.2	0.2	0.1	0.1
Foreclosed Real Estate	1.6	5.1	5.1	15.7	0.0
	$12.6	$8.3	$11.8	$15.8	$2.1

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007
LIFE MARKETING
REVENUES
Gross Premiums and Policy Fees	$325,364	$325,496	$327,355	$349,650	$345,685	$325,364	$345,685
Reinsurance Ceded	(208,631)	(237,148)	(206,269)	(254,542)	(207,614)	(208,631)	(207,614)
Net Premiums and Policy Fees	116,733	88,348	121,086	95,108	138,071	116,733	138,071
Net investment income	72,853	75,474	80,444	79,726	81,103	72,853	81,103
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	29,339	32,735	32,278	43,539	51,365	29,339	51,365
Total Revenues	218,925	196,557	233,808	218,373	270,539	218,925	270,539

BENEFITS & EXPENSES
Benefits and settlement expenses	135,899	122,432	147,213	130,396	149,329	135,899	149,329
Amortization of deferred policy acquisition costs and value of businesses acquired	19,466	1,636	21,689	17,436	28,698	19,466	28,698
Other operating expenses	22,779	21,264	24,636	28,628	27,232	22,779	27,232
Total Benefits and Expenses	178,144	145,332	193,538	176,460	205,259	178,144	205,259

INCOME BEFORE INCOME TAX	$40,781	$51,225	$40,270	$41,913	$65,280	$40,781	$65,280

ACQUISITIONS
REVENUES
Gross Premiums and Policy Fees	$62,986	$63,203	$188,491	$199,891	$198,288	$62,986	$198,288
Reinsurance Ceded	(16,642)	(16,617)	(112,636)	(110,416)	(118,241)	(16,642)	(118,241)
Net Premiums and Policy Fees	46,344	46,586	75,855	89,475	80,047	46,344	80,047
Net investment income	54,490	53,626	152,834	152,686	148,986	54,490	148,986
RIGL - Derivatives	0	0	(58,544)	13,379	(3,703)	0	(3,703)
RIGL - All Other Investments	0	0	74,628	(747)	7,933	0	7,933
Other income	617	293	4,774	354	4,719	617	4,719
Total Revenues	101,451	100,505	249,547	255,147	237,982	101,451	237,982

BENEFITS & EXPENSES
Benefits and settlement expenses	67,454	66,984	178,946	181,149	166,889	67,454	166,889
Amortization of deferred policy acquisition costs and value of businesses acquired	6,335	6,809	15,142	30,528	13,927	6,335	13,927
Other operating expenses	7,756	7,754	12,501	(1,182)	21,293	7,756	21,293
Total Benefits and Expenses	81,545	81,547	206,589	210,495	202,109	81,545	202,109

INCOME BEFORE INCOME TAX	19,906	18,958	42,958	44,652	35,873	19,906	35,873

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	0	0	(58,544)	13,379	(3,703)	0	(3,703)
Less: RIGL - All Other Investments	0	0	74,628	(747)	7,933	0	7,933
Add back: Related amortization of deferred policy acquisition costs	0	0	5,186	1,590	606	0	606

PRETAX OPERATING INCOME	$19,906	$18,958	$32,060	$33,610	$32,249	$19,906	$32,249

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)
	2006	2006	2006	2006	2007	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2006	2007
LIFE MARKETING

SALES BY PRODUCT
Term	$37,477	$35,733	$39,552	$32,618	$33,492	$37,477	$33,492
U/L	31,488	16,109	13,028	15,090	14,197	31,488	14,197
VUL	1,285	1,628	1,697	1,914	1,828	1,285	1,828
Total	$70,250	$53,470	$54,277	$49,622	$49,517	$70,250	$49,517

SALES BY DISTRIBUTION
Brokerage general agents	$38,180	$32,644	$33,733	$29,438	$29,879	$38,180	$29,879
Independent agents	13,800	9,216	7,814	9,932	8,328	13,800	8,328
Stockbrokers/banks	13,567	8,082	7,116	6,983	8,493	13,567	8,493
Direct Response & BOLI	4,703	3,528	5,614	3,269	2,817	4,703	2,817
Total	$70,250	$53,470	$54,277	$49,622	$49,517	$70,250	$49,517

ANNUITIES

SALES
Variable Annuity	$73,731	$81,206	$76,299	$91,526	$79,671	$73,731	$79,671
Immediate Annuity	45,045	49,113	59,292	73,057	55,201	45,045	55,201
Single Premium Deferred Annuity	0	0	151,172	124,688	75,838	-	75,838
Market Value Adjusted Annuity	28,373	58,464	112,511	99,166	105,195	28,373	105,195
Equity Indexed Annuity	18,672	29,002	16,975	12,648	7,628	18,672	7,628
Total	$165,821	$217,785	$416,249	$401,085	$323,533	$165,821	$323,533

PRETAX OPERATING INCOME
Variable Annuity	$5,280	$5,425	$3,484	$5,701	$4,673	$5,280	$4,673
Fixed Annuity	(539)	725	1,867	2,702	933	(539)	933
Total	$4,741	$6,150	$5,351	$8,403	$5,606	$4,741	$5,606

DEPOSIT BALANCE
VA Fixed Annuity	$223,265	$218,951	$209,135	$206,237	$194,479
VA Separate Account Annuity	2,382,736	2,331,932	2,424,837	2,559,452	2,594,554
Sub-total	2,606,001	2,550,883	2,633,972	2,765,689	2,789,033
Fixed Annuity	3,201,516	3,256,655	3,521,346	3,780,062	3,929,194
Total	$5,807,517	$5,807,538	$6,155,318	$6,545,751	$6,718,227

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007
ANNUITIES
REVENUES
Gross Premiums and Policy Fees	$8,144	$8,000	$7,794	$8,136	$8,262	$8,144	$8,262
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	8,144	8,000	7,794	8,136	8,262	8,144	8,262
Net investment income	53,494	54,865	56,475	60,326	60,861	53,494	60,861
RIGL - Derivatives	(651)	672	(1,808)	(960)	254	(651)	254
RIGL - All Other Investments	(90)	1,598	3,412	(223)	1,664	(90)	1,664
Other income	2,899	2,343	2,469	2,725	2,713	2,899	2,713
Total Revenues	63,796	67,478	68,342	70,004	73,754	63,796	73,754

BENEFITS & EXPENSES
Benefits and settlement expenses	47,313	46,883	48,233	48,809	55,949	47,313	55,949
Amortization of deferred policy acquisition costs and value of businesses acquired	5,126	7,383	7,778	7,585	5,128	5,126	5,128
Other operating expenses	6,706	7,013	4,761	5,116	5,997	6,706	5,997
Total Benefits and Expenses	59,145	61,279	60,772	61,510	67,074	59,145	67,074

INCOME BEFORE INCOME TAX	4,651	6,199	7,570	8,494	6,680	4,651	6,680

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(651)	672	(1,808)	(960)	254	(651)	254
Add back: Derivative gains related to equity indexed annuities	(651)	672	(1,808)	(960)	254	(651)	254
Less: RIGL - All Other Investments	(90)	1,598	3,412	(223)	1,664	(90)	1,664
Add back: Related amortization of deferred policy acquisition costs	0	1,549	1,193	(314)	590	0	590

PRETAX OPERATING INCOME	$4,741	$6,150	$5,351	$8,403	$5,606	$4,741	$5,606

	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007
STABLE VALUE CONTRACTS
REVENUES
Gross Premiums and Policy Fees	$-	$-	$-	$-	$-	$-	$-
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	82,233	82,350	80,734	80,336	79,101	82,233	79,101
RIGL - Derivatives	312	98	(13)	210	4,270	312	4,270
RIGL - All Other Investments	(5,166)	612	4,534	574	(2,845)	(5,166)	(2,845)
Other income	0	0	0	0	0	0	0
Total Revenues	77,379	83,060	85,255	81,120	80,526	77,379	80,526

BENEFITS & EXPENSES
Benefits and settlement expenses	67,463	68,415	68,154	65,819	64,719	67,463	64,719
Amortization of deferred policy acquisition costs and value of businesses acquired	1,229	1,136	1,064	1,009	1,168	1,229	1,168
Other operating expenses	1,197	999	1,087	1,008	1,028	1,197	1,028
Total Benefits and Expenses	69,889	70,550	70,305	67,836	66,915	69,889	66,915

INCOME BEFORE INCOME TAX	7,490	12,510	14,950	13,284	13,611	7,490	13,611

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	312	98	(13)	210	4,270	312	4,270
Less: RIGL-All Other Investments	(5,166)	612	4,534	574	(2,845)	(5,166)	(2,845)

PRETAX OPERATING INCOME	$12,344	$11,800	$10,429	$12,500	$12,186	$12,344	$12,186

ASSET PROTECTION
REVENUES
Gross Premiums and Policy Fees	$100,690	$100,203	$104,564	$99,067	$99,420	$100,690	$99,420
Reinsurance Ceded	(55,393)	(53,997)	(52,775)	(46,126)	(45.138)	(55,393)	(45,138)
Net Premiums and Policy Fees	45,297	46,206	51,789	52,941	54,282	45,297	54,282
Net investment income	7,808	8,076	8,649	8,812	9,212	7,808	9,212
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	12,044	16,021	20,597	18,087	16,529	12,044	16,529
Total Revenues	65,149	70,303	81,035	79,840	80,023	65,149	80,023

BENEFITS & EXPENSES
Benefits and settlement expenses	22,209	22,870	26,137	27,202	25,815	22,209	25,815
Amortization of deferred policy acquisition costs and value of businesses acquired	16,920	16,321	20,713	17,111	20,703	16, 920	20,703
Other operating expenses	17,282	22,208	48,586	28,957	23,421	17,282	23,421
Total Benefits and Expenses	56,411	61,399	95,436	73,270	69,939	56,411	69,939

INCOME BEFORE INCOME TAX	$8,738	$8,904	$(14,401)	$6,570	$10,084	$8,738	$10,084

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)
	2006	2006	2006	2006	2007	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2006	2007
STABLE VALUE CONTRACTS

SALES
GIC	$46,200	$111,400	$107,500	$29,000	$2,500	$46,200	$2,500
GFA - Direct Institutional	0	0	0	0	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	0	0	0	0	0	0	0
GFA - Registered - Retail	40,841	13,078	54,743	31,164	13,120	40,841	13,120
Total	$87,041	$124,478	$162,243	$60,164	$15,620	$87,041	$15,620

DEPOSIT BALANCE
Quarter End Balance	$5,873,092	$5,764,856	$5,515,633	$5,513,464	$5,055,382	$5,873,092	$5,055,382
Average Daily Balance	$5,976,606	$5,853,111	$5,662,236	$5,520,061	$5,461,832	$5,976,606	$5,461,832

OPERATING SPREAD	0.84%	0.82%	0.75%	0.93%	0.92%	0.84%	0.92%

	2006	2006	2006	2006	2007	3 MOS	3 MOS
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2006	2007
ASSET PROTECTION

SALES
Credit	$31,847	$39,952	$41,488	$27,482	$28,082	$31,847	$28,082
Service Contracts	53,717	73,347	79,183	73,534	72,937	53,717	72,937
Other	16,921	22,900	35,792	39,456	38,030	16,921	38,030
Total	$102,485	$136,199	$156,463	$140,472	$139,049	$102,485	$139,049

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	1ST QTR	3 MOS	3 MOS
	2006	2006	2006	2006	2007	2006	2007

REVENUES
Gross Premiums and Policy Fees	$10,510	$9,309	$9,253	$9,231	$9,169	$10,510	$9,169
Reinsurance Ceded	(4)	(7)	(8)	(4)	(4)	(4)	(4)
Net Premiums and Policy Fees	10,506	9,302	9,245	9,227	9,165	10,506	9,165
Net investment income	28,187	26,343	31,610	27,347	36,419	28,187	36,419
RIGL - Derivatives	13,676	(5,569)	5,063	12,619	(3,112)	13,676	(3,112)
RIGL - All Other Investments	10,409	12,453	(3,929)	6,019	6,542	10,409	6,542
Other income	3,637	2,207	2,237	1,470	937	3,637	937
Total Revenues	66,415	44,736	44,226	56,682	49,951	66,415	49,951

BENEFITS & EXPENSES
Benefits and settlement expenses	9,270	8,353	20,265	9,347	10,069	9,270	10,069
Amortization of deferred policy acquisition costs and value of businesses acquired	955	868	813	752	129	955	129
Other operating expenses	27,099	30,625	26,597	30,829	37,953	27,099	37,953
Total Benefits and Expenses	37,324	39,846	47,675	40,928	48,151	37,324	48,151

INCOME BEFORE INCOME TAX	29,091	4,890	(3,449)	15,754	1,800	29,091	1,800

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	13,676	(5,569)	5,063	12,619	(3,112)	13,676	(3,112)
Less: RIGL-All Other Investments, net of participating income	5,083	4,285	(3,929)	6,019	3,392	5,083	3,392
Add back: Derivative gains related to corporate debt and investments	1,331	674	654	77	257	1,331	257

PRETAX OPERATING INCOME	$11,663	$6,848	$(3,929)	$(2,807)	$1,777	$11,663	$1,777